UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 15, 2005

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM — 7.01 REGULATION FD DISCLOSURE

                The information in this schedule is being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission (the “SEC”). Accordingly, such information is not incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

                On August 15, 2005, the Company issued a press release announcing that it will be participating in the CJS Securities, Inc. 5th Annual Summer “New Ideas” Small-Cap Investor Conference on August 16, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

                Management’s presentation will contain certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.  Management’s opinion regarding the usefulness of such measures, together with reconciliation of such measures to the most directly comparable GAAP measures, were filed by the Company on Form 8-K on July 27, 2005, except as set forth below.

The Company defines Adjusted Operating Margin as Adjusted Operating Income divided by Sales.  We define Adjusted Operating Income as Operating Income plus restructuring and special charges and intangible asset amortization and impairment.  Adjusted Operating Income is an important performance measure used by the Company to analyze and compare post-acquisition financial trends and results of its various operations.  The Company believes this non-GAAP financial measure  may help investors better understand our operating results by removing the impact of intangible asset amortization/impairment from the portion of our asset base resulting solely from our acquisition transactions.

	Fiscal
	1996	1997	1998	1999	2000	2001
	($MM)
Sales	85.1	144.1	231.3	436.0	624.9	683.4
Operating income	7.0	18.3	33.4	60.7	77.6	58.1
Restructuring and special charges	1.5	—	—	—	—	6.4
Goodwill/other intangible asset amortization	—	0.1	0.4	1.6	2.3	5.3
Goodwill/other intangible asset impairment	—	—	—	—	—	—
Adjusted operating income	8.5	18.4	33.8	62.3	79.9	69.8
Adjusted operating margin	10.0%	12.8%	14.6%	14.3%	12.8%	10.2%

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                (c)           EXHIBITS

                The following exhibit is filed herewith:

99.1	Press release of the Company dated August 15, 2005, announcing that it will be participating in the CJS Securities, Inc. 5th Annual Summer “New Ideas” Small-Cap Investor Conference on August 16, 2005.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

	By:	G. Christopher Colville
G. Christopher Colville
Executive Vice President,
Chief Financial and Accounting Officer
And Secretary

Date: August 15, 2005